                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 95-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                       CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                       TRUST ACCOUNT #3334296-0
                                       REMITTANCE DATE:  11/15/95

                                                  Total $      Per $1,000
                                                   Amount       Original
                                               -------------   ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $6,980,616.02

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                   227,799.95   4.14181727
          b. Class A-2 Interest                   368,041.67   5.04166671
          c. Class A-3 Interest                   260,416.67   5.20833340
          d. Class A-4 Interest                   319,000.00   5.50000000
          e. Class A-5 Remittance Rate
              (6.90%, unless Weighted Average
              Contract Rate is below 6.90%)            6.90%
          f. Class A-5 Interest                   316,250.00   5.75000000
          g. Class A-5 Remittance Rate
              (7.30%, unless Weighted Average
              Contract Rate is below 7.30%)            7.30%
          h. Class A-5 Interest                   504,600.00   6.04166667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
              Shortfall                                  .00          .00

     (4)  Remaining:
          a. Unpaid Class A Interest
              Shortfall                                  .00          .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                               3,123,004.33          N/A
          a. Scheduled Principal                  634,093.26          N/A
          b. Principal Prepayments              1,449,389.28          N/A
          c. Liquidated Contracts                  27,794.39          N/A
          d. Repurchases                        1,011,727.40          N/A

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995


                                    CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                    TRUST ACCOUNT #3334296-0
                                    REMITTANCE DATE:  11/15/95


  (6)  Pool Scheduled Principal
       Balance                                  439,053,814.48   973.00700241
 (6a)  Pool Factor                                   .97300700

  (7)  Unpaid Class A Principal Shortfall
       (if any)following prior Remittance
       date                                                .00

  (8)  Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       A Principal Balance and the Class M-1
       Principal Balance divided by (b) the
       Pool Scheduled Principal Balance)                91.83%

  (9)  Class A Percentage for the following
       Remittance Date                                  91.78%

 (10)  Class A Principal Distribution:
       a. Class A-1                               3,123,004.33    56.78189691
       b. Class A-2                                        .00            .00
       c. Class A-3                                        .00            .00
       d. Class A-4                                        .00            .00
       e. Class A-5                                        .00            .00
       f. Class A-6                                        .00            .00

 (11)  Class A-1 Principal Balance               42,819,842.48   778.54259055
(11a)  Class A-1 Pool Factor                         .77854259

 (12)  Class A-2 Principal Balance               73,000,000.00   1000.0000000
(12a)  Class A-2 Pool Factor                        1.00000000

 (13)  Class A-3 Principal Balance               50,000,000.00   1000.0000000
(13a)  Class A-3 Pool Factor                        1.00000000

 (14)  Class A-4 Principal Balance               58,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                        1.00000000

 (15)  Class A-5 Principal Balance               55,000,000.00   1000.0000000
(15a)  Class A-5 Pool Factor                        1.00000000

 (16)  Class A-6 Principal Balance               83,520,000.00   1000.0000000
(16a)  Class A-6 Pool Factor                        1.00000000

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995


                                   CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  11/15/95



   (17) Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                               .00

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

   (18) 31-59 days                                2,532,164.43             80

   (19) 60 days or more                           1,412,113.27             38

   (20) Current Month Repossessions                 197,125.94              8

   (21) Repossession Inventory                      302,478.47             13

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 1999)

  (22)  Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current
            Remittance Date                                              .32%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                                 .19%

  (23)  Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Remittance Date                                              .58%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                                 .50%

  (24)  Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 5.5% from August 1, 1999 to
            July 31, 2000, 6.5% from August 1, 2000 to
            July 31, 2001, 8.5% from August 1, 2001 to
            July 31, 2002 and 9.5% thereafter)                          .002%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995


                               CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                               TRUST ACCOUNT #3334296-0
                               REMITTANCE DATE:  11/15/95


  (25)  Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date       7549.02

        (b) Current Realized Loss Ratio (total Realized Losses
            for the most recent three months, multiplied by 4,
            divided by arithmetic average of Pool Scheduled
            Principal Balances for third preceding Remittance
            and for current Remittance Date; may not exceed 2.25%)       .01%

  (26)  Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions
            on current Remittance Date) divided by pool Scheduled
            Principal Balance for prior Remittance date (must
            equal or exceed 12%) and the Class B Principal Balance
            as of such Remittance Date is greater than or equal
            to $9,024,679.00                                            8.17%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT        CUSIP#'S 393505-HJ4
                                October, 1995         TRUST ACCOUNT #3334296-0
                                   Page 5             REMITTANCE DATE:  11/15/95

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                       -------       ----------

CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                                1,861,503.41

A.    Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (7.65%,
         unless Weighted Average Contract
         Rate is below 7.65%)                              7.65%
      b. Class M-1 Interest                           258,888.75     6.37500000

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                      .00              0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                      .00              0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                 .00              0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall                 .00              0

B.    Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                                 .00            N/A
      b. Principal Prepayments                               .00            N/A
      c. Liquidated Contracts                                .00            N/A
      d. Repurchases                                         .00            N/A

 (34) Class M-1 Principal Balance                  40,610,000.00  1000.00000000
(34a) Class M-1 Pool Factor                           1.00000000

 (35) Class M-1 Percentage after prior
      Remittance Date                                       .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                                  .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                       .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                           .00     0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                                .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                October, 1995        CUSIP#'S 393505 HK1, HL9
                                    Page 5           REMITTANCE DATE:  11/15/95


                                                    Total $         Per $1,000
                                                     Amount          Original
                                                    -------         ----------
Class B1 Certificates
---------------------
  (1) Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                     1,602,614.66

  (2) Class B-1 Remittance Rate (7.30% unless
      Weighted Average Contract Rate is
      below 7.30%)                                      7.30%

  (3) Aggregate Class B1 Interest                  109,804.17       6.08333352

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                               .00              .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                  .00              .00

  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                   .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                   .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date            .00

  (9) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)               .00

 (9a) Class B Percentage for the following
      Remittance Date                                     .00

 (10) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)              .00

(11a) Class B1 Principal Shortfall                        .00

(11b) Unpaid Class B1 Principal Shortfall                 .00

 (12) Class B Principal Balance                 36,103,972.00

 (13) Class B1 Principal Balance                18,050,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                          PASS-THROUGH CERTIFICATES,
                                 SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT       CUSIP#'S 393505 HK1, HL9
                                October, 1995        REMITTANCE DATE:  11/15/95
                                    Page 5

                                                        Total $     Per $1,000
                                                         Amount      Original
                                                        -------     ----------
Class B2 and C Certificates
---------------------------
 (12) Remaining Amount Available                      1,492,810.49

 (13) Class B-2 Remittance Rate (7.65%
      unless Weighted Average Contract
      Rate is less than 7.65%)                               7.65%

 (14) Aggregate Class B2 Interest                       115,094.07   6.37499992

 (15) Amount applied to Unpaid Class
      B2 Interest Shortfall                                    .00          .00

 (16) Remaining Unpaid Class B2
      Interest Shortfall                                       .00          .00

 (17) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                 .00

 (18) Class B2 Principal Liquidation Loss Amount               .00

 (19) Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                .00

 (20) Guarantee Payment                                        .00

 (21) Class B2 Principal Balance                     18,053,972.00

 (22) Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is or
      Green Tree Financial Corp. is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B2 Distribution Amount; if the Company or
      Green Tree Financial Corp. is the
      Servicer)                                         184,240.34

 (23) Class C Residual Payment                        1,193,476.08

 (24) Class M-1 Interest Deficiency on such
      Remittance Date                                          .00

 (25) Class B-1 Interest Deficiency on such
      Remittance Date                                          .00

 (26) Repossessed Contracts                             197,125.94

 (27) Repossessed Contracts Remaining
      in Inventory                                      302,478.47

 (28) Weighted Average Contract Rate                      10.65191

                                     GTFC
                                    1995-5
                                 October, 1995
                              Defaulted Contracts

                                                Estimated
                                    Repurchase   Loss at
Account#      Principal   Interest    Amount    Sale Date
--------      ----------  --------  ----------  ---------

18315820       21,155.67    123.05   21,278.72   5,618.09
41303154        6,638.72     38.61    6,677.33      76.00
              ----------   -------  ----------  ---------

TOTALS        $27,794.39   $161.66  $27,956.05  $5,694.09
              ==========   =======  ==========  =========

                                     GTFC
                                    1995-5
                                 October, 1995
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties


                                          Repurchase
Account#         Principal    Interest      Amount
--------       -------------  ---------  -------------

24410266          66,200.04     385.06      66,585.10
24410277          74,265.18     431.98      74,697.16
43415887          67,052.76     390.02      67,442.78
45402363          66,832.80     388.74      67,221.54
45402381          59,823.51     347.97      60,171.48
52409833          57,696.57     335.60      58,032.17
53415631          70,618.04     410.76      71,028.80
57414776          74,033.00     430.63      74,463.63
57414805          62,696.08     364.68      63,060.76
77423014          31,454.25     182.96      31,637.21
77423700          55,383.45     322.15      55,705.60
80415101          84,908.99     493.89      85,402.88
80415104          57,793.20     336.16      58,129.36
80415283          76,308,24     443.86      76,752.10
93412704          25,803.96     150.09      25,954.05
98410373          80,857.33     470.32      81,327.65
              -------------  ---------  -------------

TOTALS        $1,011,727.40  $5,884.87  $1,017,612.27
              =============  =========  =============